Dear Fellow Shareowners,

Pioneer International Growth Fund completed its third fiscal year on November 30, 1995. It was a challenging time for markets outside the United States; on the heels of 1994's rising U.S. interest rates came the devaluation of the Mexican peso in December and the subsequent lack of confidence in Latin American economies and markets. This anxiety reverberated into other corners of the world, including emerging Asian markets. The earthquake in Kobe, Japan in January added to the turmoil, as did ongoing political and fiscal troubles. In response, many international investors turned toward relatively stable and developed areas, namely Europe.

                           How Your Fund Performed

For the 12 months ended November 30, 1995, Pioneer International Growth Fund posted the following results:

(bullet) Class A shares -- Net asset value was $21.21 per share on November
         30, versus $21.55 one year earlier. Shareowners received a capital gains distribution of $1.10 per share in December 1994. Assuming reinvestment of the distribution, the Fund produced a 12-month total return of 3.81% based on net asset value, and -2.13% based on maximum public offering price.

(bullet) Class B shares -- Net asset value stood at $20.94 per share on November 30, versus $21.45 one year earlier. Shareowners received a capital gains distribution of $1.10 per share in December 1994. Assuming reinvestment of the distribution, your Fund produced a one-year total return of 3.00% if shares were held throughout the period, and -0.90% if shares were redeemed at the end of the 12 months.

In comparison, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged measure of international stock markets, returned 7.90% for the same 12-month period. Your Fund is more widely diversified than the Index. For additional performance information, please turn to pages 4 and 5.

                      Identifying Overseas Opportunities

To pursue your Fund's objective of long-term capital growth, your management searches for value in both established and emerging markets. Many areas in Europe, for example, are attractive investment choices because they tend to offer a relatively high level of stability. However, developing countries, specifically in Southeast Asia, are where your management thinks the greatest growth opportunities will unfold. We believe the long-term growth potential of these markets ultimately will overcome short-term considerations such as currency fluctuations and economic and political instabilities, which are an unavoidable part of international investing. The accompanying chart summarizes the Fund's geographical distribution at the period's end.

                          Geographical Distribution
           (Percentage of equity holdings as of Novemger 30, 1995)

*********************************[BAR CHART]*********************************
Argentina             0.9%       Korea                  12.1%
Australia             1.9%       Malaysia                1.9%
Austria               0.3%       Mexico                  0.8%
Belgium               0.9%       Netherlands             1.8%
China                 0.5%       Norway                  1.6%
Colombia              0.2%       Peru                    0.2%
Denmark               0.9%       Philippines             0.5%
Finland               4.9%       Poland                  2.3%
France                8.5%       Portugal                0.7%
Germany               5.6%       Singapore               1.1%
Hong Kong             3.1%       Spain                   1.6%
India                 4.0%       Sweden                  6.3%
Indonesia             7.7%       Switzerland             1.6%
Israel                1.1%       Taiwan                  4.0%
Italy                 1.8%       Thailand                4.4%
Japan                13.9%       United Kingdom          2.9%
 *****************************************************************************

When conditions or events surface that may have a significant impact on a country's market, we take steps to minimize the effect on your Fund. For example, when the German deutschemark and Japanese yen appreciated significantly versus the U.S. dollar, your management placed defensive currency hedges on a portion of the Fund's German and Japanese holdings. While the hedges worked against the Fund's return during the first half of the period when the dollar was weakest, they augmented the Fund's results when the dollar later strengthened. By actively addressing these and other conditions, we hope to protect your Fund as best we can from short-term byproducts of international investing.

        European Markets Generally Solid Despite Slow Economic Growth

Performance in Europe generally was positive for the fiscal year, with help from weakness in the U.S. dollar versus many European currencies. (Remember that returns for U.S.-based investors generally increase when the dollar weakens versus other currencies.) For example, German, French and Italian stock markets generated gains when the dollar was weak, even though prices of many individual stocks did not appreciate to any significant extent. Stock performance did improve in these countries when the dollar started to rebound later in the period. Many European companies became able to price goods for export more competitively and profitably than their U.S. counterparts, enhancing company earnings. The decision by Germany's Bundesbank (the major driver of interest rate changes for the Continent) to lower short-term interest rates further helped European markets by giving other countries latitude to also lower rates and enhance growth potential.

European investments totaled 43% of the Fund's portfolio at fiscal year-end. The strongest results over the year came from Scandinavia; the region's attractive prices and strong earnings growth, as well as increased exports and global demand, more than compensated for national finance problems. Companies such as Nokia (Finland) and Ericsson (Sweden), producers of cellular equipment, were impressive. Kvaerner (Norway) is a conglomerate and Norway's largest privately owned enterprise; it has the largest shipbuilding operation in Europe and leads the world in special carriers. Finally, we expect Skandia Forsakrings (Sweden) to benefit from the anticipated growth of private life insurance in Europe. On the other side of the coin, we sold Volvo (Sweden), given the softening prospects for auto sales.

Technology and technology-related companies continued to benefit from strong demand. Your Fund profited from holdings in Telecom Italia Mobile (Italy), an operator of cellular networks, and SAP (Germany), a software firm with the dominant position in the client-server segment of corporate information systems. In other sectors, results have been dependent on individual company strengths. An example is Carrefour (France), a hypermarket retailer that has prospered, even as the retail industry has lagged due to low consumer spending. While concerns remain about Europe's economic growth, we still see many good valuations and will continue to pursue cost-conscious companies with a global perspective.

                     Uncovering Value in Emerging Markets

Emerging markets did not perform as well as markets in Europe. Nonetheless, we believe developing markets offer some of the world's best long-term investment potential. Southeast Asian countries, along with Korea and Hong Kong, made up 31% of the portfolio at the period's end, and generally are experiencing low interest rates and inflation. They also have not undergone currency debacles like Mexico and other Latin American countries. In fact, smaller Asian countries were able to take advantage of the strong yen to sell products and services more cheaply than Japanese competitors.

In Korea, growth has been fueled by strong performance in the electronics industry. Two of your Fund's 10 largest holdings fall in this sector and have performed particularly well: LG Electronics and Samsung Electronics. Another strong area, in terms of consumer demand, is the cellular industry. Cellular subscriber growth in Korea is among the highest in Asia, with an estimated compound annual growth rate of 40% to the year 2000. Your Fund's largest position, Korea Mobile Telecom, has taken advantage of this extensive demand and dominates cellular operations. Finally, we see opportunities in banking, where continuing deregulation should boost earnings. Your management likes Shinhan Bank, a highly efficient and competitive company. Another bank we like is Krung Thai Bank in Thailand. We think the company has good growth potential because of Thailand's rapidly developing provincial areas. In Indonesia, we see value in Bimantara Citra, a diversified conglomerate benefiting from the country's cellular telecommunications, television broadcasting and natural gas pipeline development. Hong Kong is a more developed market and has been helped along by improving economic stability in China and optimism over lower U.S. interest rates. As many holdings appreciated there near the end of the period, however, we sold, taking gains and re-deploying the assets in less-developed Asian markets.

We limited the Fund's exposure to Latin America, which continued to experience problems stemming from the devaluation of the Mexican peso in December. In June, Brazil announced a devaluation of its currency, although here the news was not entirely unexpected, given the country's trade deficit. Nonetheless, Latin American currencies, notably the peso, remained weak against the U.S. dollar because of ongoing economic and political concerns. While investors have begun to return to the region, we think Latin America's interest rates and price-to-earnings ratios remain too high. Your Fund has minimal exposure there, 2% at the period's end. The largest portion of this is in Argentina, which offers a more stable economy than its neighbors, along with some attractive valuations.

                         Selective Investing in Japan

Japan, one of the most developed nations in the portfolio, had a tumultuous year. There was a major earthquake in Kobe in January, the country's political concerns worsened as 1995 progressed, and the yen hit historic highs versus the U.S. dollar. While the Bank of Japan successfully weakened the yen in the summer, the country suffered other major setbacks, namely real estate problems and a brewing banking crisis. After beginning the year with some optimism toward the Japanese market, your management lowered the Fund's Japanese weighting as the year progressed. As a result, your Fund's investments in Japan stood at 14% as of November 30, about the same as a year ago, and down from a high of 28% in January. While your management expects to limit exposure to Japan until we see more lasting signs of improvement, we nonetheless have uncovered companies we think offer good value. Rohm is an electrical component manufacturer poised to benefit from the weaker yen. We also see potential in DDI Corp., a leading provider of cellular telephone service.

                                Looking Ahead

The decline in U.S. interest rates should help emerging markets stay attractive to investors even while lowering their own rates to enhance economic growth. Our research shows that valuations are reasonable in many developing markets, and liquidity has improved. While our bias remains toward Southeast Asia, we will continue to monitor events in Latin America. If and when valuations return to more reasonable levels, we will consider allocating more of your Fund's assets there.

Established markets also show some encouraging signs. Europe, now in the second year of its economic recovery, is following the pattern seen in the United States. Companies are streamlining and restructuring to increase their global competitiveness, and we expect to see earnings and profits grow at a faster pace. The region's continued low interest rates and low inflation should encourage investors and help push financial markets higher over the next few years. As for Japan, we think high valuations and a variety of lingering troubles limit its appeal over the short-term. On a more positive note, the country continues to address its problems, offering signs of promise. The government's implementation of expansionary fiscal and monetary policies to stimulate the economy offers a good example. This strategy, as well as successful attempts to weaken the yen, should ultimately be positive for corporate profits and lead to a stronger stock market.

Your management remains optimistic about international investing; the combination of more stable currencies and modest economic growth should create an overall healthy environment for equity markets worldwide. We will continue to pursue well-valued opportunities and expect the Fund's investments in developing areas -- along with its solid footing in established markets -- ultimately will prove rewarding to long-term investors. The following pages contain your Fund's complete, audited portfolio holdings and financial statements as of November 30, 1995. If you have any questions about your investment in Pioneer International Growth Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer International Growth Fund

January 10, 1996

                         Growth of a $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pioneer International Growth Fund Class A shares at public offering price, compared with the growth of the MSCI EAFE Index.(+)

  ********************************[LINE CHART]********************************
PIONEER INTERNATIONAL GROWTH FUND CLASS A:
Average Annual Total Returns
(as of November 30, 1995)

                                         Life of Fund
                              1 Year      (3/25/93)
                              ----------  -----------
Net Asset Value                 3.81%      18.95%
Public Offering Price*         -2.13       16.34
                               Pioneer   Morgan Stanley
                            International  Capital
                             Growth Fund International
                               Class A    EAFE Index
                  3/31/93       9425       10000
                  4/31/93       9667       10952
                  5/31/93      10170       11186
                  6/31/93      10584       11014
                  7/31/93      10804       11402
                  8/31/93      11727       12020
                  9/31/93      11715       11752
                 10/31/93      12795       12117
                 11/30/93      13134       11060
                 12/31/93      14968       11861
                  1/28/94      15860       12867
                  2/28/94      15618       12834
                  3/28/94      14344       12284
                  4/28/94      14679       12808
                  5/31/94      14807       12737
                  6/28/94      14082       12920
                  7/28/94      14585       13047
                  8/31/94      15196       13359
                  9/28/94      15055       12941
                 10/28/94      15263       13375
                 11/30/94      14451       12735
                 12/28/94      14161       12818
                  1/28/95      13340       12328
                  2/28/95      13291       12296
                  3/28/95      12987       13066
                  4/28/95      13659       13561
                  5/31/95      13892       13403
                  6/28/95      14316       13172
                  7/28/95      15278       13995
                  8/31/95      15186       13465
                  9/28/95      15802       13731
                 10/28/95      15215       13366
                 11/30/95      15002       13741
 *****************************************************************************

The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

(+) Index comparison begins March 31, 1993.

    Past performance does not guarantee future results. Return and share price fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         Growth of a $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pioneer International Growth Fund Class B shares, compared with the growth of the MSCI EAFE Index.(+)

**********************************[LINE CHART]*********************************
PIONEER INTERNATIONAL GROWTH FUND CLASS B:
Average Annual Total Returns
(as of November 30, 1995)

                                         Life of Fund
                              1 Year       (4/4/94)
                              ----------  -----------
Return If Held                  3.00%        2.93%
Return If Redeemed*            -0.90         0.56

                              Pioneer    Morgan Stanley
                           International    Capital
                            Growth Fund  International
                              Class A     EAFE Index
                  4/30/94      10000       10000
                  5/31/94      10087        9945
                  6/28/94       9584       10087
                  7/28/94       9922       10187
                  8/31/94      10329       10430
                  9/28/94      10229       10104
                 10/28/94      10366       10443
                 11/30/94       9803        9943
                 12/28/94       9605       10008
                  1/28/95       9046        9626
                  2/28/95       9002        9601
                  3/28/95       8795       10202
                  4/28/95       9239       10588
                  5/31/95       9388       10465
                  6/28/95       9673       10284
                  7/28/95      10319       10927
                  8/31/95      10247       10513
                  9/28/95      10652       10721
                 10/28/95      10252       10436
                 11/30/95       9717       10729
 *****************************************************************************

The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  * Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.

(+) Index comparison begins April 30, 1994.

    Past performance does not guarantee future results. Return and share price fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS--PIONEER INTERNATIONAL GROWTH FUND--NOVEMBER 30, 1995

 Principal
  Amount                                                              Value
 ----------                                                         ----------
                        INVESTMENT IN SECURITIES--96.5%
                       CONVERTIBLE CORPORATE BONDS--1.4%
$1,255,000   Metro International Financial Bank, Ltd., 2.75%,
             9/10/00                                               $ 1,298,925
 1,294,000   Walsin Lihwa Co., 3.25%, 6/16/04                        1,604,560
 1,280,000   United Microelectronics Corp., Ltd., 1.25%, 6/8/04      1,702,400
                                                                      --------
                TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost $5,063,633)                                 $ 4,605,885
                                                                      --------
  Shares
 ----------
                             PREFERRED STOCKS--9.2%
   100,000   Banco Ganadero S.A. (Sponsored A.D.R.)                $ 1,050,000
     1,230   Hornbach Holding AG (Non-voting)                        1,028,897
   630,000   LG Electronics Inc. (G.D.R.)                            8,016,750
    28,000   LG Electronics Inc. (Non-voting)                          713,034
    41,949   Samsung Electronics Co., Ltd.                           4,915,869
     8,914   Samsung Electronics Co., Ltd. (New Preferred 1)         1,053,903
    83,955   SAP AG (Non-voting)                                    13,244,750
                                                                      --------
                TOTAL PREFERRED STOCKS (Cost $24,866,013)          $30,023,203
                                                                      --------

                              COMMON STOCKS--85.9%
                             BASIC INDUSTRIES--8.5%
                                Chemicals--2.9%
   159,000   Chemplast Sanmar Ltd.*                                $   519,444
   115,000   Grasim Industries Ltd.                                  1,667,574
     7,200   Hoechst AG                                              1,863,090
   585,000   Indo Gulf Fertilizers and Chemicals Corp., Ltd.
             (G.D.R)                                                   789,750
   103,389   Polifarb-Cieszyn S.A. (Bearer)                            414,130
   127,350   Reliance Industries, Ltd.                                 780,997
   107,700   Reliance Industries, Ltd. (G.D.R.)                      1,583,190
   149,000   Sekisui Chemical Co.                                    1,918,706
     1,000   Yizheng Chemical Fibre Company, Ltd.                          244
                                                                      --------
                                                                   $ 9,537,125
                                                                      --------

                               Iron & Steel--2.4%
   123,000   China Steel Corp. (G.D.S.)*                           $ 2,037,495
   201,100   Usinor Sacilor*                                         2,897,207
   355,500   Yodogawa Steel Works                                    2,795,636
                                                                      --------
                                                                   $ 7,730,338
                                                                      --------

                              Paper Products--2.1%
       318   Hansol Paper Co. (G.D.S.)                             $     6,519
   174,650   Kymmene Oy                                              4,752,413
    40,030   Mo och Domsjo AB (Series B)                             2,002,420
                                                                      --------
                                                                   $ 6,761,352
                                                                      --------

                              Manufacturing--0.6%
     7,200   Sommer-Allibert                                       $ 1,887,030
                                                                      --------

                              Tire & Rubber--0.5%
    60,000   Debica S.A.                                           $   980,369
   998,000   PT Andayani Megah                                         732,056
                                                                      --------
                                                                   $ 1,712,425
                                                                      --------
                TOTAL BASIC INDUSTRIES                             $27,628,270
                                                                      --------

The accompanying notes are an integral part of these financial statements.

  Shares                                                              Value
 ----------                                                         ----------
                              CAPITAL GOODS--12.3%
              Construction, Building Materials & Engineering--5.8%
  106,000    Cemex, S.A.                                           $   340,438
  117,000    Cheung Kong Holdings Ltd.                                 667,067
  230,000    Elektrim Spolka Akcyjna S.A.                              757,089
  573,125    Filinvest Land, Inc.*                                     153,213
   11,400    FLS Industries A/S                                        984,704
   21,000    JGC Corp.                                                 218,815
  126,000    Kaneshita Construction Co.                              1,610,145
  156,750    Kvaerner AS                                             5,167,856
  133,000    Legris Industries S.A.*                                 4,477,127
  156,200    Powerscreen International Plc                             848,678
1,000,000    Prism Cement, Ltd.*                                       250,752
  980,500    PT Mulia Industrindo                                    2,608,512
    4,050    Unitech, Ltd.                                              11,838
  127,900    Wolseley Plc                                              888,710
    2,300    Wolseley Plc**                                             15,981
                                                                      --------
                                                                   $19,000,925
                                                                      --------

                                Machinery--3.9%
  718,000    Hitachi, Ltd.                                         $ 7,269,635
    2,000    Mannesmann AG                                             643,899
  159,050    Raymond, Ltd. (G.D.R.)                                  2,147,175
   56,600    Stork N.V.                                              1,422,616
    9,500    VA Technologie AG                                       1,095,833
                                                                      --------
                                                                   $12,579,158
                                                                      --------

                              Producer Goods--2.6%
  192,000    Canon, Inc.                                           $ 3,378,354
   39,000    Glory, Ltd.                                             1,449,130
4,256,000    M.C. Packaging, Ltd.                                    1,540,653
   33,333    Premier Instruments*                                      167,167
  378,000    PT Kabelmetal Indonesia                                   326,932
   20,700    Samas-Groep N.V.                                          779,789
   21,000    Sankyo Co., Ltd.                                        1,001,180
                                                                      --------
                                                                   $ 8,643,205
                                                                      --------
                TOTAL CAPITAL GOODS                                $40,223,288
                                                                      --------

                            CONSUMER DURABLES--1.7%
                              Motor Vehicles--1.7%
   15,000    Calsonic Corp.                                        $   103,804
  223,200    Catena AB (Series A)                                    1,770,082
  158,333    CIADEA S.A.*                                              681,138
   55,000    Honda Motor Co., Ltd.                                     994,790
  210,000    Shanghai Diesel Engine Co., Ltd.                           81,060
  167,000    Suzuki Motor Co., Ltd.                                  1,855,008
                                                                      --------
                TOTAL CONSUMER DURABLES                            $ 5,485,882
                                                                      --------

                          CONSUMER NON-DURABLES--10.8%
                     Agriculture & Food Manufacturing--0.8%
   10,800    Cerebos Pacifico, Ltd.                                $    71,974
   48,000    Drosed S.A.                                               552,052
      296    Hillsdown Holdings Plc                                        700
  640,000    Pioneer International, Ltd.                             1,634,578
  500,000    Sokolowskie Zaklady Miesne S.A.                           396,589
                                                                      --------
                                                                   $ 2,655,893
                                                                      --------

The accompanying notes are an integral part of these financial statements.

Shares                                                              Value
 ----------                                                         ----------
                               Retail Food--1.6%
   26,900    Buenos Aires Embotelladora S.A.                       $   682,588
   53,000    Centro Comerciales Pryca S.A.                           1,032,178
  352,000    Cifra S.A. de C.V. (Series B)                             397,080
  343,900    McBride Plc*                                            1,057,942
   15,050    Panamerican Beverages, Inc.                               485,363
  835,000    PT Matahari Putra Prima                                 1,544,942
                                                                      --------
                                                                   $ 5,200,093
                                                                      --------

                             Retail Non-Food--0.2%
   14,200    Stockmann AB (Class B)                                $   759,584
                                                                      --------

                             Retail--General--0.8%
1,197,620    David Jones, Ltd.*                                    $ 1,778,346
  204,000    Siam Makro Public Co., Ltd                                701,351
                                                                      --------
                                                                   $ 2,479,697
                                                                      --------

                             Textiles/Clothes--7.4%
   74,360    Chargeurs S.A.                                        $16,091,691
   11,500    Hennes & Mauritz AB (Series B)                            714,696
      975    Hugo Boss AG                                              808,849
   33,000    Maruko Co., Ltd.                                        2,033,913
   81,000    Precot Mills Ltd.*                                        275,068
   26,667    Precot Mills Ltd. (New)*                                   90,559
  270,000    Shanghai Lianhua Fibre Corp. (B Shares)                    45,360
   17,000    Shin Won Corp.                                            726,038
      800    Super Spinning Mills                                        2,636
      266    Super Spinning Mills (New)                                    877
  101,000    Xebio Co., Ltd.                                         3,514,597
                                                                      --------
                                                                   $24,304,284
                                                                      --------
                TOTAL CONSUMER NON-DURABLES                        $35,399,551
                                                                      --------
                                  ENERGY--1.3%
                                Oil & Gas--1.3%
   80,000    Bharat Petroleum Corp., Ltd.                          $   522,711
   63,000    Hindustan Petroleum Corp., Ltd.                           512,738
   45,000    Hindustan Petroleum Corp., Ltd.+                          154,750
   10,600    Elf Aquitaine                                             742,533
   50,000    Repsol S.A.                                             1,576,262
   35,000    YPF S.A. (A.D.R.)                                         682,500
                                                                      --------
                TOTAL ENERGY                                       $ 4,191,494
                                                                      --------
                                FINANCIAL--12.7%
                             Commercial Bank--8.6%
   56,000    AMMB Holdings Bhd.                                    $   579,425
  330,000    Bank of Ayudhya Public Co., Ltd.                        1,783,784
  219,800    Bangkok Bank Ltd.                                       2,341,272
   18,000    Banco Portugese de Investiment                            200,956
   32,000    Bank Przemyslowo Handlowy                                 958,160
   30,000    Bank Rozwoju Exportu S.A.                                 472,338
   32,000    Bank Slaski S.A.                                        1,840,175
  672,000    Bank Inicjatyw Gospodarczych S.A.                         351,791
  654,400    Dah Sing Financial Holdings Ltd.                        1,429,800
  143,400    Development Bank of Singapore Ltd.                      1,677,490
    1,000    Hong Leong Bank Bhd.                                        2,582
  641,000    Krung Thai Bank Public Co., Ltd.                        2,369,356
3,807,500    PT Bank Dagang Nasional Indonesia                       3,168,053
2,048,500    PT Bank International Indonesia                         6,548,741

The accompanying notes are an integral part of these financial statements.
                                      8

Shares                                                              Value
 ----------                                                         ----------
                           Commercial Bank--Continued
   44,000    Shinhan Bank                                          $ 1,009,947
  523,000    Siam City Bank, Ltd.                                      566,445
  212,000    Thai Farmers Bank, Ltd.                                 1,887,440
  340,000    Unitas Bank Ltd.                                          846,101
                                                                      --------
                                                                   $28,033,856
                                                                      --------

                          Finance--Miscellaneous--0.7%
  645,650    Industrial Credit and Investment Corp. of India Ltd.  $ 1,452,458
  694,000    Peregrine Investment Holdings Ltd.                        910,691
                                                                      --------
                                                                   $ 2,363,149
                                                                      --------

                            Insurance--General--2.7%
   26,200    Corporacion Mapfre                                    $ 1,475,462
  528,750    Malaysia Assurance Alliance Bhd.                        2,084,155
1,235,000    National Mutual Asia Ltd.                                 950,012
  238,000    Pacific & Orient Bhd.*                                    663,717
    1,766    QBE Insurance Group, Ltd.                                   7,946
  131,700    Skandia Forsakrings AB                                  3,494,868
                                                                      --------
                                                                   $ 8,676,160
                                                                      --------

                                Investment--0.2%
  670,000    Lion Land Bhd.*                                       $   697,201
                                                                      --------

                               Real Estate--0.5%
    4,900    Housing Development Finance Corporation Ltd.          $   335,607
1,885,000    PT Duta Anggada Realty                                    990,585
  200,000    PT Kawasan Industries Jababeka                            319,685
                                                                      --------
                                                                   $ 1,645,877
                                                                      --------
                TOTAL FINANCIAL                                    $41,416,243
                                                                      --------

                                 SERVICES--3.7%
                                Commercial--0.2%
    6,700    Sophus Berendsen A/S (Class B)                        $   723,412
                                                                      --------

                           Broadcasting & Media--0.9%
  520,000    Publishing & Broadcasting Ltd.                        $ 1,845,434
   61,000    Tokyo Broadcasting System                               1,019,365
                                                                      --------
                                                                   $ 2,864,799
                                                                      --------

                             Pharmaceuticals--2.6%
   78,000    Astra AB (Series A)                                   $ 2,908,501
    1,900    Ciba-Geigy AG                                           1,695,360
   42,000    Jelfa*                                                    471,386
      444    Roche Holdings AG                                       3,356,935
                                                                      --------
                                                                   $ 8,432,182
                                                                      --------
                TOTAL SERVICES                                     $12,020,393
                                                                      --------
                               TECHNOLOGY--10.3%
                               Electronics--5.9%
  330,300    Alphatec Electronics Public Co., Ltd.                 $ 4,056,546
    5,100    Otra, N.V.                                                881,871
   66,200    Philips Electronics N.V.                                2,604,200
   28,000    Rohm Co.                                                1,709,230
   13,280    Samsung Electronics Co., Ltd.                           2,514,282
    1,083    Samsung Electronics Co., Ltd. (New Common 3)              200,959

The accompanying notes are an integral part of these financial statements.
                                      9

Shares                                                              Value
 ----------                                                         ----------
                             Electronics--Continued
       500   Samtel Colour, Ltd.                                   $       537
   367,350   Siliconware Precision Industries Co. (G.D.R.)*          5,693,925
   163,469   Yageo Corporation (G.D.R.)*                             1,430,763
                                                                      --------
                                                                   $19,092,313
                                                                      --------

                            Telephone Networks--4.4%
   119,800   Nokia Corp. (A Shares)                                $ 6,575,496
    10,000   Nokia Corp. (A.D.R.)                                      542,500
   311,260   Telefonaktielbologet LM Ericsson (Series B)             7,334,113
                                                                      --------
                                                                   $14,452,109
                                                                      --------
                TOTAL TECHNOLOGY                                   $33,544,422
                                                                      --------

                              TRANSPORTATION--1.0%
                              Air Transport--0.3%
   250,000   Modiluft, Ltd.*                                       $   137,914
   185,500   Modiluft, Ltd. (New)*                                     102,332
    40,000   Qantas Airways Ltd. (A.D.R.) 144A                         680,000
                                                                      --------
                                                                   $   920,246
                                                                      --------

                             Ships & Shipping--0.7%
   440,000   China Merchants Shekou Port Service Co. Ltd.
             (Class B)                                             $   161,553
   116,000   Finnlines Oy                                            1,969,430
    55,050   Great Eastern Shipping Co.                                 74,147
       400   Great Eastern Shipping Co. (New)                              539
 2,296,000   Shanghai Haixing Shipping Co.                             166,228
                                                                      --------
                                                                   $ 2,371,897
                                                                      --------
                TOTAL TRANSPORTATION                               $ 3,292,143
                                                                      --------
                                UTILITIES--18.3%
                             Electric Utility--2.7%
   405,200   CESC, Ltd. (G.D.R.)*                                  $ 1,073,780
    30,500   Huaneng Power International, Inc. (A.D.R.)*               484,188
   245,000   Nichison Corp.                                          3,708,837
   100,000   Shandong Huaneng Power (A.D.R.)                           712,500
 2,064,000   QPL International Holdings Ltd.                         1,961,292
   149,300   Union Electrica Fenosa S.A.                               809,289
                                                                      --------
                                                                   $ 8,749,886
                                                                      --------
                           Telecommunications--15.6%
     7,300   Alcatel Alsthom S.A.                                  $   608,199
19,100,000   Champion Technology Holdings Ltd.                       2,173,008
     1,149   DDI Corp.                                               9,238,986
   162,300   ECI Telecommunications Ltd.                             3,448,875
    30,000   Korea Mobile Telecommunication Corp. (G.D.S.)           1,143,750
    20,245   Korea Mobile Telecommunication Corp.                   17,703,374
     4,608   LG Electronics Inc. (New Common 1)                        168,020
   112,500   Portugal Telecom S.A. (A.D.R.)*                         2,109,375
    39,500   PT Indonesian Satellite Corp. (A.D.R.)                  1,352,875
   604,000   Stet Societa Finanziaria Telefonica SpA                 1,641,229
    15,000   Telecom Argentina Stet France S.A. (A.D.R.)               656,250
 1,433,400   Telecom Italia SpA                                      1,949,706
 1,235,300   Telecom Italia Mobile SpA*                              1,993,125
    39,000   Tele Danmark A/S (A.D.R.)                               1,087,125
 1,606,407   Vodafone Group Plc                                      5,728,554
                                                                      --------
                                                                   $51,002,451
                                                                      --------
                TOTAL UTILITIES                                    $59,752,337
                                                                      --------

The accompanying notes are an integral part of these financial statements.
                                      10

Shares                                                              Value
 ----------                                                         ----------
                              MISCELLANEOUS--5.3%
                    Conglomerates & Holding Companies--5.3%
   122,000   ALFA, S.A.                                           $  1,441,009
    17,500   ASEA AB (B Shares)                                      1,689,420
    27,800   Desc S.A. de CV (C Shares)*                               368,350
     9,000   Barco Industries                                        1,005,097
    45,000   G.I.B. Holdings, Ltd.                                   1,786,167
   647,000   First Capital Corp., Ltd.                               1,743,070
 9,148,500   PT Bimantara Citra*                                     6,710,636
   692,000   Technology Resources Industries Bhd.*                   1,936,618
   163,697   Tompkins Plc                                              661,427
                                                                      --------
                TOTAL MISCELLANEOUS                               $ 17,341,794
                                                                      --------
                TOTAL COMMON STOCKS (Cost $285,957,163)           $280,295,817
                                                                      --------
   Units
 ----------
                                 WARRANTS--0.0%
   149,750   Jardine Strategic Holdings, Ltd., 5/2/98             $     39,684
                                                                      --------
                TOTAL WARRANTS (Cost $0)                          $     39,684
                                                                      --------
                TOTAL INVESTMENT IN SECURITIES (Cost
                 $315,886,809) (a) (b)                            $314,964,589
                                                                      --------

 Principal
   Amount               TEMPORARY CASH INVESTMENTS--3.5%
 ----------
$6,409,000   Household Finance Corp., 5.65%, 12/01/95             $  6,409,992
 5,108,000   Prudential Funding Corp., 5.70%, 12/04/95               5,108,798
                                                                      --------
                TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $11,517,000)                               $ 11,518,790
                                                                      --------
                TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS--100%
                 (COST $327,403,809)                              $326,483,379
                                                                      ========

   * Non-income producing security.

   + Partly-paid security--additional subscription payments of INR85.00 per share will be required on December 15, 1995. Future subscription payments thereafter may be required upon company's discretion.

  ** Restricted from re-sale until a later date to be determined by the company. At November 30, 1995, the value of this security amounted to $15,981 or 0.0% of total net assets.

144A Security exempted from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, the value of these securities amounted to $680,000 or 0.2% of total net assets.

 (a) At November 30, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $316,908,595 was as follows:

     Aggregate gross unrealized gain for the investments in
       which there is an excess of value over tax cost         $ 21,136,527
     Aggregate gross unrealized loss for the investments in
       which there is an excess of tax cost over value          (23,080,533)
                                                               --------------
     Net unrealized loss                                       $ (1,944,006)
                                                               ==============

  (b) Investments by country of issue, as a percentage of total value of investment in securities, is as follows:

      Japan      13.9%   India           4.0%   Italy                    1.8%
      Korea      12.1    Taiwan          4.0    Norway                   1.6
      France      8.5    Hong Kong       3.1    Switzerland              1.6
      Indonesia   7.7    United Kingdom  2.9    Spain                    1.6
      Sweden      6.3    Poland          2.3    Singapore                1.1
      Germany     5.6    Malaysia        1.9    Israel                   1.1
      Finland     4.9    Australia       1.9    Others (individually
      Thailand    4.4    Netherlands     1.8     less than 1%)           5.9
                                                                        ------
                                                                       100.0%
                                                                        ======

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1995 aggregated $706,153,797 and $646,282,405, respectively.

The accompanying notes are an integral part of these financial statements.

                       PIONEER INTERNATIONAL GROWTH FUND
                        BALANCE SHEET--November 30, 1995

 ASSETS:
 Investment in securities, at value (including temporary cash investments of $11,518,790) cost $327,403,809; see
  Schedule of Investments and Note 1)                           $326,483,379
 Cash                                                                671,737
 Foreign currencies, at value (Note 1)                             6,949,174
 Receivables--
  Investment securities sold                                      18,795,536
  Forward foreign currency portfolio hedge contracts,
   open--net (Notes 1 and 6)                                       6,767,011
  Forward foreign currency portfolio hedge contracts,
   closed--net (Notes 1 and 6)                                     3,002,958
  Trust shares sold                                                  840,253
  Dividends, interest and foreign taxes withheld (Note 1)            416,395
 Other                                                                57,672
                                                                  ----------
   Total assets                                                 $363,984,115
                                                                  ----------
LIABILITIES:
 Payables--
  Investment securities purchased                               $ 20,101,599
  Forward foreign currency settlement contracts--net
    (Notes 1 and 6)                                                   20,917
  Trust shares repurchased                                           361,927
 Due to affiliates (Notes 2, 3 and 4)                                273,525
 Accrued expenses                                                    353,079
                                                                  ----------
   Total liabilities                                            $ 21,111,047
                                                                  ----------
NET ASSETS:
 Paid-in capital (Note 1)                                       $340,358,493
 Accumulated net investment loss (Note 1)                         (6,767,011)
 Accumulated net realized gain on investments and foreign
  currency transactions (Notes 1 and 6)                            3,414,450
 Net unrealized loss on investments (Note 1)                        (922,220)
 Net unrealized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign
  currencies (Notes 1 and 6)                                       6,789,356
                                                                  ----------
   Total Net Assets                                             $342,873,068
                                                                  ==========

Net Asset Value Per Share:
  Class A--(based on $308,487,766/14,547,300 shares of
     beneficial interest outstanding--unlimited
     number of shares authorized)                                     $21.21
                                                                  ==========
  Class B--(based on $34,385,302/1,642,361 shares of
     beneficial interest outstanding--unlimited
     number of shares authorized)                                     $20.94
                                                                  ==========
Maximum Offering Price:
  Class A                                                             $22.50
                                                                  ==========

The accompanying notes are an integral part of these financial statements.
                                      12

                       PIONEER INTERNATIONAL GROWTH FUND
                             STATEMENT OF OPERATIONS
                      For the Year Ended November 30, 1995

INVESTMENT INCOME (Note 1):
 Dividends (net of foreign taxes withheld of
  $547,728)                                    $ 4,132,272
 Interest                                        1,544,722
                                                 ----------
  Total investment income                                    $ 5,676,994
                                                               ----------
EXPENSES:
 Management fees (Note 2)                        3,168,659
 Distribution fees (Note 4)
  Class A                                          728,979
  Class B                                          275,280
 Transfer agent fees (Note 3)
  Class A                                          858,088
  Class B                                           94,998
 Registration fees                                 183,997
 Professional fees                                  96,730
 Accounting (Note 2)                               314,600
 Custodian fees                                    700,427
 Printing                                           52,191
 Fees and expenses of nonaffiliated trustees         8,674
 Miscellaneous                                     140,785
                                                 ----------
  Total expenses                                             $ 6,623,408
  Less fees paid indirectly (Note 5)                             (57,756)
                                                               ----------
  Net expenses                                               $ 6,565,652
                                                               ----------
   Net investment loss                                       $  (888,658)
                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
 Net realized gain (loss) from:
  Investments (Note 1)                         $ 6,962,427
  Forward foreign currency contracts and
     other assets and liabilities denominated
     in foreign currencies (Notes 1 and 6)      (7,070,023)  $  (107,596)
                                                 ----------    ----------
 Net unrealized gain from:
  Change in net unrealized gain on
     investments (Note 1)                      $ 7,961,056
  Change in net unrealized gain on forward
  foreign currency contracts and other
     assets and liabilities denominated in
     foreign currencies (Notes 1 and 6)          5,865,813    13,826,869
                                                 ----------    ----------
  Net gain on investments and other foreign
    currency transactions                                    $13,719,273
                                                               ----------
  Net increase in net assets resulting from
    operations                                               $12,830,615
                                                               ==========

The accompanying notes are an integral part of these financial statements.

                       PIONEER INTERNATIONAL GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
           For the Years Ended November 30, 1995 and November 30, 1994

                                                 Year Ended     Year Ended
                                                November 30,   November 30,
                                                    1995           1994
                                                ------------- --------------
FROM OPERATIONS:
 Net investment income (loss)                  $    (888,658)  $  1,881,843
 Net realized gain (loss) on investments and
  foreign currency transactions                     (107,596)    12,500,948
 Change in net unrealized gain (loss) on
  investments and foreign currency
  transactions                                    13,826,869    (13,963,466)
                                                 ------------   ------------
   Net increase in net assets resulting from
  operations                                   $  12,830,615   $    419,325
                                                 ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A ($0.00 and $0.03 per share,
  respectively)                                $     --        $   (141,256)
 Net realized gain:
  Class A ($1.10 and $1.39 per share,
  respectively)                                  (14,551,013)    (6,409,195)
  Class B ($1.10 and $0.00 per share,
  respectively)                                   (1,141,813)       --
                                                 ------------   ------------
  Decrease in net assets resulting from
  distributions to shareholders                $ (15,692,826)  $ (6,550,451)
                                                 ------------   ------------
FROM TRUST SHARE TRANSACTIONS:
 Net proceeds from sale of shares              $ 157,292,002   $314,570,209
 Net asset value of shares issued to
  shareholders in reinvestment of dividends       13,573,797      5,796,000
 Cost of shares repurchased                     (128,399,426)   (97,889,597)
                                                 ------------   ------------
  Increase in net assets resulting from trust
  share transactions                           $  42,466,373   $222,476,612
                                                 ------------   ------------
   Net increase in net assets                  $  39,604,162   $216,345,486
NET ASSETS:
 Beginning of year                               303,268,906     86,923,420
                                                 ------------   ------------
 End of year (including accumulated net
  investment loss of $6,767,011 and $0,
    respectively)                              $ 342,873,068   $303,268,906
                                                 ============   ============

                       Year Ended November 30,      Year Ended November 30,
                                 1995                        1994
                      ------------------------   ---------------------------
                       Shares       Amount         Shares         Amount
                      ---------   ------------   ------------  -------------
CLASS A
 Shares sold          6,826,057   $138,243,337   13,001,452    $290,807,757
 Shares issued to
  shareholders in
  reinvestment of
  distributions         629,149     12,633,315      275,866       5,796,000
 Less shares
  repurchased        (5,994,269)  (121,564,361)  (4,348,049)    (95,939,185)
                      --------     ----------    -----------     -----------
 Net Increase         1,460,937   $ 29,312,291    8,929,269    $200,664,572
                      ========     ==========    ===========     ===========
CLASS B*
 Shares sold            944,288   $ 19,048,665    1,078,378    $ 23,762,452
 Shares issued to
  shareholders in
  reinvestment of
  distributions          47,077        940,482       --             --
 Less shares
  repurchased          (339,062)    (6,835,065)     (88,320)     (1,950,412)
                      --------     ----------    -----------     -----------
 Net increase           652,303   $ 13,154,082      990,058    $ 21,812,040
                      ========     ==========    ===========     ===========

*Class B shares were first publicly offered on April 4, 1994.

The accompanying notes are an integral part of these financial statements.
                                      14

                       PIONEER INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
         Selected Data for a Share Outstanding for the Periods Presented

                                      Year            Year      April 1, 1993
                                      Ended           Ended          to
                                  November 30,    November 30,  November 30,
                                      1995           1994(+)     1993 ((a))
                                   ------------    -----------   -----------
CLASS A
Net asset value, beginning of
  period                           $  21.55         $  20.91      $ 15.00
                                    --------        --------       --------
Increase (decrease) from
  investment operations:
 Net investment income (loss)      $  (0.04)        $   0.19      $ (0.03)
 Net realized and unrealized
  gain on investments and foreign
  currency transactions                0.80             1.87         5.94
                                    --------        --------       --------
   Total increase from
      investment operations        $   0.76         $   2.06      $  5.91
Distributions to shareholders
  from:
  Net investment income                 --             (0.03)         --
  Net realized gain                   (1.10)           (1.39)         --
                                    --------        --------       --------
Net increase (decrease) in net
  asset value                      $  (0.34)        $   0.64      $  5.91
                                    --------        --------       --------
Net asset value, end of period     $  21.21         $  21.55      $ 20.91
                                    ========        ========       ========
Total return*                          3.81%           10.03%       39.40%
Ratio of net operating expenses
  to average net assets                2.00%(+++)       1.95%        1.73%**
Ratio of net investment income
  (loss) to average net assets        (0.23%)(+++)      0.84%       (0.48%)**
Portfolio turnover rate              219.26%          274.89%      184.69%**
Net assets, end of period (in
  thousands)                       $308,488         $282,033      $86,923
Ratios assuming no waiver of
  management fees or assumption
  of expenses by PMC:
  Net operating expenses                --            --             2.88%**
  Net investment loss                   --            --            (1.63%)**
Ratios assuming reduction for
  fees paid indirectly:
 Net operating expenses                1.98%          --              --
 Net investment loss                  (0.21%)         --              --

  (+) The per share data presented above is based upon average shares outstanding for the period presented.

(+++) Ratios assuming no reduction for fees paid indirectly.

    * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

   ** Annualized.

((a)) Certain reclassifications have been made to the 1993 balances to conform with the 1994 presentation.

The accompanying notes are an integral part of these financial statements.
                                      15

                      PIONEER INTERNATIONAL GROWTH FUND
                       FINANCIAL HIGHLIGHTS (CONTINUED)
       Selected Data for a Share Outstanding for the Periods Presented

                                                 Year           April 4, 1994
                                                 Ended                to
                                             November 30,        November 30,
                                                 1995               1994(+)
                                              ------------       -------------
CLASS B***
Net asset value, beginning of period            $21.45          $21.06
                                               ----------       ----------
Increase (decrease) from investment
  operations:
 Net investment income (loss)                   $(0.17)         $ 0.06
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    0.76            0.33
                                               ----------       ----------
   Total increase from investment
     operations                                 $ 0.59          $ 0.39
Distributions to shareholders from net
  realized gain                                  (1.10)           --
                                               ----------       ----------
Net increase (decrease) in net asset value      $(0.51)         $ 0.39
                                               ----------       ----------
Net asset value, end of period                  $20.94          $21.45
                                               ==========       ==========
Total return*                                     3.00%           1.85%
Ratio of net operating expenses to average
  net assets                                      2.80%(+++)      3.02%**
Ratio of net investment income (loss) to
  average net assets                             (1.04%)(+++)     0.72%**
Porfolio turnover rate                          219.26%         274.89%
Net assets, end of period (in thousands)       $34,385         $21,236
Ratios assuming reduction for fees paid
  indirectly:
 Net operating expenses                           2.77%            --
 Net investment loss                             (1.01%)           --

  (+) The per share data presented above is based upon average shares outstanding for the period presented.
(+++) Ratios assuming no reduction for fees paid indirectly.
    * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
   ** Annualized.
  *** Class B shares were first publicly offered on April 4,1994.


The accompanying notes are an integral part of these financial statements.
                                      16

NOTES TO FINANCIAL STATEMENTS--November 30, 1995

1. Pioneer International Growth Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing in a portfolio consisting primarily of foreign equity securities and of Depositary Receipts for such securities.

 The Board of Trustees (the Trustees) has authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 4, 1994. Shares issued and outstanding prior to April 4, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

 The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. Security Valuation--Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined by, or under the direction of, the Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates market value. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates.

    In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Fund's policy to provide a reserve against net unrealized gains for anticipated capital gains taxes on such securities held by the Fund. During the year ended November 30, 1995, the Fund paid $22,045 in capital gains taxes on gains realized on the sale of certain foreign securities.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

    B. Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

    C. Forward Foreign Currency Contracts--The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see
Note 6).

    D. Federal Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has reclassified $5,878,353 to accumulated net investment loss, $5,878,683 to accumulated net realized gain on investments and foreign currency transactions and $330 from paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    E. Trust Shares--The Fund records sales and repurchases of its trust shares on the trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $375,082 in underwriting commissions on the sale of the Fund's trust shares during the year ended November 30, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and are in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

    F. Class Allocations--Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    G. Repurchase Agreements--The Fund may enter into repurchase agreements. At the time the Fund enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Fund's custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. As of November 30, 1995, the Fund had no outstanding repurchase agreements.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300,000,000; 0.85% of the next $200,000,000; and 0.75% of excess over $500,000,000.

   In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $6,861 and $5,522 in management fees and accounting fees, respectively, payable to PMC at November 30, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $63,218 in transfer agent fees payable to PSC at November 30, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in due to affiliates is $197,924 in distribution fees payable to PFD at November 30, 1995.

   In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended
November 30, 1995, CDSC in the amount of $71,275 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1995, the Fund's expenses were reduced by $57,756 under such arrangements.

6. At November 30, 1995, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at November 30, 1995, were as follows:

                                                                     Net
           Contracts     In Exchange  Settlement                 Unrealized
Currency  to Deliver         For         Date         Value      Gain (Loss)
 ------  --------------  ------------  ----------  ------------ ------------
DEM         23,337,600   $17,000,000    5/17/96    $16,257,471   $  742,529
DEM          7,738,940     5,500,000    2/21/96      5,369,789      130,211
DEM          9,560,800     6,800,000   12/04/96      6,800,000       --
FRF        160,480,000    32,000,000   10/11/96     32,058,812      (58,812)
JPY      1,150,976,500    14,639,742    3/07/96     11,469,210    3,170,532
JPY      1,636,390,000    19,400,000    7/22/96     16,617,449    2,782,551
                          -----------               -----------    ----------
                         $95,339,742               $88,572,731   $6,767,011
                          ===========               ===========    ==========

   Included in accumulated net realized loss on investments and foreign currency transactions is $3,002,958, which represents the net realized gain on closed but unsettled portfolio hedges totaling approximately $122,314,357.

   At November 30, 1995, the gross forward foreign currency settlement contracts receivable and payable were $23,988,889 and $24,009,806 respectively, resulting in net payable of $20,917.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER INTERNATIONAL GROWTH
FUND:

  We have audited the accompanying balance sheet of Pioneer International Growth Fund, including the schedule of investments, as of November 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of November 30, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      ARTHUR ANDERSEN LLP
December 29, 1995

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the period ended November 30, 1995, including expenses incurred in attending trustees meetings, was approximately $8,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At November 30, 1995, the trustees and officers of the Fund owned beneficially 79,248 Class A shares of the Fund (0.54% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at November 30, 1995.

TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED NOVEMBER 30, 1995

During the year ended November 30, 1995, the Fund paid the following distributions to Class A and Class B shareholders:

                                     Distribution Per Share
                                  -----------------------------
                                     From Net Realized Gain
                                  -----------------------------
 To Shareholders
    of Record      Payment Date     Short-term     Long-term
----------------  ---------------  ------------- --------------
    12/20/94         12/28/94         $1.06          $0.04

On a per share basis, the $1.06 distribution from the short-term capital gain represents ordinary income.

Class A and Class B shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 28, 1994 is $20.08 and $19.97 per share for Class A and Class B shares, respectively.

[BACK COVER]

                      PIONEER INTERNATIONAL GROWTH FUND
                               60 State Street
                         Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
NORMAN KURLAND, Senior Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES

JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER

PIONEERING MANAGEMENT
CORPORATION

PRINCIPAL UNDERWRITER

PIONEER FUNDS
DISTRIBUTOR, INC.

CUSTODIAN

BROWN BROTHERS
HARRIMAN & CO.

LEGAL COUNSEL

HALE AND DORR

INDEPENDENT PUBLIC
ACCOUNTANTS

ARTHUR ANDERSEN LLP

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

Please call Pioneer for information on:
Existing accounts, new accounts,
prospectuses, applications,
and service forms ..............................................1-800-225-6292

Fund yields and prices  ....................................... 1-800-225-4321

Toll-free fax  ................................................ 1-800-225-4240

Retirement plans  ............................................. 1-800-622-0176

Telecommunications Device for the Deaf (TDD)  ................. 1-800-225-1997

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges, and other information about the Fund.

0196-2982
(c) Pioneer Funds Distributor, Inc.

[FRONT COVER]

Pioneer
International
Growth Fund

ANNUAL REPORT
NOVEMBER 30, 1995